UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                         August 20, 2001

                Commission File Number: 000-27713


               -----------------------------------

                          LITEWAVE CORP.
      (Exact name of registrant as specified in its charter)


Nevada, U.S.A.                                         95-4763671
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)               Identification No.)


               510 West Hastings Street, Suite 1010
                 Vancouver, B.C. V6B 1L8, Canada
             (Address of principal executive offices)

                          (604) 233-6404
         (Issuer's telephone number, including area code)


       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 5.  Other Matters

Litewave Corp. has a new address.  It is 510 West Hastings
Street, Suite 1010, Vancouver, B.C. V6B 1L8, Canada.





                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 20, 2001

                              LITEWAVE CORP.


                              /s/ Michael Hardesty
                              Michael Hardesty
                              President, Director

                              /s/ Ian Lambert
                              Ian Lambert
                              Chief Operating Officer, Director